SCUDDER
                                                                     INVESTMENTS






Scudder Aggressive
Growth Fund

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                               Classes A, B and C
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                               Annual Report

                               September 30, 2001










The fund seeks capital appreciation through the use of aggressive investment techniques.

Contents
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         3  Performance Summary

         6  Economic Overview

         8  Portfolio Management Review

        16  Portfolio Summary

        18  Investment Portfolio

        22  Financial Statements

        26  Financial Highlights

        29  Notes to Financial Statements

        37  Report of Independent Auditors

        38  Tax Information

        39  Shareholder Meeting Results

        41  Officers and Trustees

        42  Investment Products and Services

        44  Account Management Resources


Scudder Aggressive Growth Fund                    Nasdaq Symbol     CUSIP Number
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Class A                                               KGGAX          81111M-107
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Class B                                               KGGBX          81111M-206
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Class C                                               KGGCX          81111M-305
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary                                           September 30, 2001
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 Average Annual Total Returns* (Unadjusted for Sales Charge)
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                                                                        Life of
Scudder Aggressive Growth Fund                       1-Year   3-Year   Class**
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Class A                                             -49.95%    1.40%     5.04%
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Class B                                             -50.45%     .42%     4.11%
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Class C                                             -50.52%     .29%     4.05%
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Russell 3000 Index+                                 -27.91%    2.48%     8.14%
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Standard & Poor's 500 Stock Index++                 -26.63%    2.03%     8.94%
--------------------------------------------------------------------------------

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                                       Class A        Class B        Class C
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Net Asset Value:
9/30/01                                               $   11.34     $   10.86      $   10.83
------------------------------------------------------------------------------------------------
9/30/00                                               $   22.88     $   22.14      $   22.11
------------------------------------------------------------------------------------------------
Distribution Information
Twelve Months:
  Capital Gains Distributions                         $     .17     $     .17      $     .17
------------------------------------------------------------------------------------------------

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 Class A Lipper Rankings* -- Multi-Cap Growth Funds Category
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                                                                       Number of
                                                                        Funds      Percentile
Period                                                   Rank          Tracked       Ranking
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1-Year                                                    211    of      428           50
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3-Year                                                    123    of      257           48
------------------------------------------------------------------------------------------------

Rankings are historical and do not guarantee future results. Rankings are for Class A; rankings for share classes may vary.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


              Scudder Aggressive
                 Growth Fund                               Standard & Poor's
               -- Class A(a)      Russell 3000 Index+      500 Stock Index++

   12/96**          9425                10000                    10000
    3/97            9237                10086                    10268
    9/97           12501                12875                    12965
    3/98           14131                14897                    15198
    9/98           11417                13470                    14137
    3/99           14536                16913                    18004
    9/99           16034                17016                    18071
    3/00           25382                20678                    21237
    9/00           23780                20111                    20474
    3/01           15440                16075                    16635
    9/01           11903                14501                    15017

                               Semiannual periods

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
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                                                                                      Life of
Scudder Aggressive Growth Fund                                       1-Year   3-Year   Class**
------------------------------------------------------------------------------------------------
Class A(a)                                Growth of $10,000          $4,717   $9,826   $11,903
                                          ------------------------------------------------------
                                          Average annual
                                          total return              -52.83%   -0.58%    3.74%
------------------------------------------------------------------------------------------------
Class B(a)                                Growth of $10,000          $4,808   $9,926   $11,903
                                          ------------------------------------------------------
                                          Average annual
                                          total return              -51.92%   -0.25%    3.74%
------------------------------------------------------------------------------------------------
Class C(a)                                Growth of $10,000          $4,948   $10,089  $12,070
                                          ------------------------------------------------------
                                          Average annual
                                          total return              -50.52%    0.29%    4.05%
------------------------------------------------------------------------------------------------
Russell 3000 Index+                       Growth of $10,000          $7,209   $10,763  $14,501
                                          ------------------------------------------------------
                                          Average annual
                                          total return              -27.91%    2.48%    8.14%
------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index++       Growth of $10,000          $7,337   $10,623  $15,017
                                          ------------------------------------------------------
                                          Average annual
                                          total return              -26.63%    2.03%    8.94%
------------------------------------------------------------------------------------------------

The growth of $10,000 is cumulative.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable. Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.

**   The Fund commenced operations on December 31, 1996.

(a) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

(b) The fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

+ The Russell 3000 index is an unmanaged index comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.

++ The Standard & Poor's 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview
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Dear Shareholder:

On the morning of September 11, U.S. economic conditions were uncertain at best, and the terrorist attacks on the World Trade Center and Pentagon only increased the odds of recession. The good news is that policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

Consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their kid's tuition, we don't expect total consumption to get back to this last summer's level before the end of 2002. As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

But before stuffing money under the mattress, investors can take heart that at the exact moment the private sector is cutting back, government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 9/30/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                   2 years ago  1 year ago  6 months ago    Now

Inflation Rate (a)                      2.2        3.4         3.5          2.7
U.S. Unemployment Rate (b)              4.2        3.9         4.3          4.9
Federal Funds Rate (c)                  5.25       6.5         5.25         2.5
Industrial Production (d)               3.7        5.9         0.8         -4.8
Growth Rate of Personal Income (e)      4.5        7.0         6.7          4.8

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(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------


We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. And because financial markets are forward looking, stock prices may begin to reflect this scenario well before then -- an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Portfolio Management Review
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Scudder Aggressive Growth Fund: A Team Approach to Investing

Scudder Aggressive Growth Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Sewall F. Hodges joined the Advisor in 1995 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Mr. Hodges has 23 years of investment industry experience.

Portfolio Manager J.C. Cabrera joined the Advisor and the fund team in 1999. Mr. Cabrera has 17 years of investment industry experience.

In the following interview, Sewall Hodges and J.C. Cabrera, portfolio managers of Scudder Aggressive Growth Fund, discuss the fund's market environment and strategy for the 12-month period ended September 30, 2001. The portfolio managers also provide an outlook for the year ahead.


Q: How did Scudder Aggressive Growth Fund perform during the exceptionally volatile market we've seen over the preceding 12 months?

A: Scudder Aggressive Growth Fund fell 49.95 percent (Class A shares unadjusted for sales charge) for the 12-month period ended September 30, 2001. The fund's benchmark -- the unmanaged Standard & Poor's 500 Index -- fell 26.63 percent over the same period, while the average fund in Lipper's multi-cap growth funds category declined 50.15 percent. While it is disappointing for us and you to see such pronounced losses in market value in just a year, the fund slightly outperformed the average of its peers during the period. As you know, Scudder Aggressive Growth Fund's risk profile is much higher than that of the overall equity market because of its focus on stocks that we believe have the highest growth potential. This group of stocks was especially hard hit as the U.S. economy's short-term growth prospects fizzled and investors reacted with shock and fear to the events of September 11.

Information technology stocks suffered the largest decline of any sector during the 12 months ended September 30, 2001. Many software, telecommunications and Internet-related companies lost more than half their value. Some fell as much as 90 percent. Stocks in many other industries lost substantial ground as well. Overall, the short-term corporate profit picture grew grim amid a global economic slowdown and a collapse in consumer confidence. Beginning with a surprise interest rate cut in early January, the Federal Reserve Board slashed short-term lending rates by 400 basis points. However, the Fed's action was not enough to avoid a credit crunch and a deteriorating business environment that has hit aggressive growth companies hard. Steep declines in corporate capital spending plans have reduced demand for a wide range of products, prompting analysts to slash earnings estimates for many stocks that fit the fund's aggressive growth investment discipline.

Q: How was the fund's portfolio positioned, and how did this affect its results?

A: Scudder Aggressive Growth Fund began the 2001 fiscal year with the largest share of its portfolio in information technology stocks, and a much greater weighting in this sector than the Standard & Poor's 500 Index. This positioning, which we maintained through September 30, 2001, was a major contributor to our negative results. Severe declines in some of our top 10 holdings, such as Mercury Interactive (1.6 percent of portfolio value), a producer of automated software testing tools, and Time Warner Telecom (0.7 percent of portfolio value), a telecommunications services provider, more than offset the benefits of the fund's strong cash position. (We reduced the fund's weighting in Mercury Interactive and Time Warner Telecom during the year.) During the year, we substantially increased the fund's cash position to more than a third of net assets as of September 30, 2001. This was an effort to preserve capital as short-term market conditions grew treacherous.

It was a year when many high-profile large-cap technology and telecom companies had multibillion-dollar asset write-downs and negative earnings surprises. This trend weighed heavily on growth stock performance, even for companies whose operations were only mildly affected by a slowdown in sales. For much of the fiscal year, we succeeded in selecting a core group of technology and non-technology companies that held up relatively well against the market storm. However, beginning in April, many of the portfolio's historical performance pillars collapsed as a wave of selling left few aggressive growth stocks unscathed. Among the stocks with sharp losses were Symbol Technologies, which makes bar code scanning equipment and was a top 10 holding as of September 30, 2001.

In September, whatever hope there was that aggressive growth stocks would regain favor with investors before year's end was obliterated with the terrorist acts in New York and Washington. When the stock market reopened September 17 after a four-day shutdown -- the longest since the outbreak of World War I in 1914 -- stocks of every description dropped to levels not seen since 1998 as the nation appeared to be headed for war and a rethinking of consumer spending patterns of the past few years.

Q: How did sectors other than information technology perform? Were there any notable successes or themes that worked?

A: Consumer cyclical and services stocks offered mixed opportunities. Within the consumer area, we capitalized on two cultural trends through two stocks that provided strong results.

First, the stock of Harley-Davidson, the motorcycle manufacturer, benefited from enthusiasm for high-end motorcycles such as its "Fat Boy" line among members of the baby boom generation. During the year, Harley-Davidson expanded its domestic assembly operations and also achieved the top sales position among heavy motorcycle manufacturers in Japan.

Harley-Davidson was one of Scudder Aggressive Growth Fund's largest holdings as of September 30, 2001.

Second, as consumers put a greater percentage of their routine purchases on credit cards in the past year, the fund's position in Concord EFS did well. Concord EFS provides electronic transaction authorization, processing, settlement and transfer services, and its stock price more than tripled in fiscal year 2001. We sold it during the year (prior to September 11), and it was one of the fund's strongest positive contributors to performance.

The health care sector was one of the few areas in which we found stocks that provided positive yearly returns. Within this sector Biovail, a biotechnology company whose sales and earnings appear poised to grow because of its pipeline of new medicines, provided attractive double-digit returns.

Q: What's your strategy for the year ahead?

A: It has become much tougher for companies of all sizes to secure financing and retain investor confidence. That's made our stock-screening process more challenging and yet more important than ever. We will continue to focus on well-run companies with the strongest long-term growth potential and the ability to survive a recession. Especially in a slowing economy, we believe it is imperative to closely monitor the fundamental operations of every stock in the fund's portfolio, particularly technology companies and smaller businesses. We look for companies that historically have had the lowest probability of negative earnings surprises. The events of September 11 obviously require a reassessment of every stock we own and a hard-nosed look at whether a company's management is skilled enough to aggressively take steps to maintain financial health.

Overall, we will seek stocks with three primary characteristics:

o    rapid revenue growth

o    solid products with leading market share

o    proven management teams

Rapid revenue growth can be a leading indicator of a company's prospects. But revenue growth without profits can be a recipe for disaster and bankruptcy, as we've seen with many internet-related companies. In the year ahead, we believe investors are likely to focus on a company's ability to preserve profitability in the face of weakening sales and service revenues. When we look at a company's management team, we search for signs of weakness, such as the departure of key employees, changes in top management or an inability to execute business plans.

Q: Small- and mid-size company stocks have historically had a higher risk profile than stocks of large companies. Will you comment on the relative attractiveness of small and mid-size companies in the current market environment?

A: Overall, we believe small-cap and mid-size stocks are better positioned to benefit from falling interest rates and a market recovery than large-caps in the coming months.

------------------------------------------------------------------------------------------------
 Fund weightings by market capitalization as of 9/30/01
------------------------------------------------------------------------------------------------

                                                                   Percent of fund's net assets
------------------------------------------------------------------------------------------------
Large-cap stocks                                                                 20%
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Small-cap and mid-cap stocks                                                     80%
------------------------------------------------------------------------------------------------

Source: Zurich Scudder Investments, Inc.

Small-cap is defined as stocks with market capitalizations of $2 billion or less; large-cap is defined as stocks with market capitalizations of $10 million or more.

Since September 30, 2000, we have increased our weighting in companies with a market value of less than $2 billion. Overall, more than three-quarters of the portfolio was invested in companies with market values of less than $10 billion as of September 30, 2001.

The Federal Reserve's slashing of short-term rates from 6.5 percent to 2.5 percent since January should help small and midsize companies even more than large ones, in our view. Our analysis shows that relative to large-cap stocks, small-cap stocks are generally trading at more attractive prices. Of course, small-cap stocks generally have a much higher risk profile than stocks of large established companies. Based on our analysis, Scudder Aggressive Growth Fund's holdings have strong long-term survivability prospects, generally operate in niche markets and enjoy solid franchises.

We recognize that owning an aggressive growth investment vehicle in this environment demands courage, and we value the confidence you have placed in our management team. One approach for the year ahead would be to sit on a large cash position until the nation's security concerns abate and the economic outlook is clear. That is not what we plan to do. We anticipate rapidly employing our cash position should opportunities rise to add high quality companies at stock prices that do not reflect their long-term growth potential.

If one examines how the market has behaved in recessions over the past 50 years, it is clear growth stocks have recovered well before there are definite statistical signs that the U.S. economy has recovered. Given the global uncertainties before us, the 2000-2001 period appears poised to go down as the first two-year period of consecutive decline in the S&P 500 Index since

1973-1974. While there is no guarantee that history will repeat itself, it is worth noting that the index rose 37.58 percent in calendar year 1975. (Source:
Wiesenberger.)

We believe the fund is well-positioned to participate in any market rebound in the coming year. We have remained true to our growth style investing mandate and focused on the highest-quality firms with the most attractive long-term prospects. In managing the fund, our approach is that of a business owner, not a stock player. Given the current environment, many analysts are fearful about the long term because they are simply unable to predict what a company's short-term earnings are likely to be or even if some companies will be profitable. We believe that this situation will not last and that the panic will pass.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                             September 30, 2001
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Asset Allocation                                                     9/30/01        9/30/00
------------------------------------------------------------------------------------------------

Common Stocks                                                            67%            69%
Cash Equivalents                                                         33%            31%
------------------------------------------------------------------------------------------------
                                                                        100%           100%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Sector Diversification (Excludes Cash Equivalents)                   9/30/01        9/30/00
------------------------------------------------------------------------------------------------

Technology                                                               46%            67%
Health                                                                   16%             9%
Service Industries                                                       10%             8%
Energy                                                                    9%             3%
Financial                                                                 4%             --
Consumer Discretionary                                                    3%             3%
Media                                                                     2%             2%
Durables                                                                  2%             2%
Communications                                                            1%             3%
Others                                                                    7%             3%
------------------------------------------------------------------------------------------------
                                                                        100%           100%
------------------------------------------------------------------------------------------------

Asset allocation and sector diversification are subject to change.

------------------------------------------------------------------------------------------------
 Ten Largest Equity Holdings at September 30, 2001* (27.3% of Portfolio)
------------------------------------------------------------------------------------------------
 1. Andrx Group                                                                          4.8%
    Developer of oral controlled-release pharmaceuticals
------------------------------------------------------------------------------------------------
2.  Standard & Poor's 500 Depository Receipts Trust, Series I                            3.4%
    Security that represents ownership in the Standard & Poor's 500 Index
------------------------------------------------------------------------------------------------
3.  Microsoft Corp.                                                                      3.0%
    Developer of computer software
------------------------------------------------------------------------------------------------
4.  Symbol Technologies, Inc.                                                            2.7%
    Manufacturer of bar code laser scanners
------------------------------------------------------------------------------------------------
5.  Fiserv, Inc.                                                                         2.6%
    Provider of data processing services
------------------------------------------------------------------------------------------------
6.  State Street Bank and Trust Co.                                                      2.5%
    Provider of commercial bank holding company services
------------------------------------------------------------------------------------------------
7.  Harley-Davidson, Inc.                                                                2.2%
    Manufacturer of motorcycles
------------------------------------------------------------------------------------------------
8.  Intuit, Inc.                                                                         2.1%
    Provider of financial software for households and small businesses
------------------------------------------------------------------------------------------------
9.  Biovail Corp.                                                                        2.1%
    Manufacturer and marketer of oral controlled-release products
------------------------------------------------------------------------------------------------
10. Medtronic, Inc.                                                                      1.9%
    Manufacturer of cardiac pacemakers
------------------------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                                    as of September 30, 2001
------------------------------------------------------------------------------------------------

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------
Common Stocks 67.1%
------------------------------------------------------------------------------------------------

Communications 1.0%
------------------------------------------------------------------------------------------------

Telephone/Communications
JDS Uniphase Corp.*                                                  77,520          489,926
Time Warner Telecom, Inc. "A"*                                      146,300        1,060,675
------------------------------------------------------------------------------------------------
                                                                                   1,550,601
------------------------------------------------------------------------------------------------

Consumer Discretionary 2.2%
------------------------------------------------------------------------------------------------

Recreational Products
Harley-Davidson, Inc.                                                86,900        3,519,450
------------------------------------------------------------------------------------------------

Consumer Staples 0.2%
------------------------------------------------------------------------------------------------

Package Goods/Cosmetics
Estee Lauder Companies "A"*                                           9,700          321,555
------------------------------------------------------------------------------------------------

Durables 1.1%
------------------------------------------------------------------------------------------------

Telecommunications Equipment
Corning, Inc.                                                        61,600          543,312
Sonus Networks, Inc.*                                                61,300          183,900
Spectrasite Holdings, Inc.*                                         426,200        1,027,142
------------------------------------------------------------------------------------------------
                                                                                   1,754,354
------------------------------------------------------------------------------------------------

Energy 6.0%
------------------------------------------------------------------------------------------------

Oil & Gas Production 5.0%
Anadarko Petroleum Corp.                                             34,200        1,644,336
EOG Resources, Inc.                                                  80,300        2,323,079
Nabors Industries, Inc.*                                             67,400        1,413,378
Talisman Energy, Inc.                                                75,000        2,566,865
------------------------------------------------------------------------------------------------
                                                                                   7,947,658
------------------------------------------------------------------------------------------------

Oilfield Services/Equipment 1.0%
Precision Drilling Corp. "A"*                                        77,500        1,636,800
------------------------------------------------------------------------------------------------

Financial 2.5%
------------------------------------------------------------------------------------------------

Other Financial Companies
State Street Bank and Trust Corp.                                    90,200        4,104,100
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       18

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------
Health 10.7%
------------------------------------------------------------------------------------------------

Biotechnology 0.4%
QLT Inc.*                                                            44,900          695,498
------------------------------------------------------------------------------------------------

Health Industry Services 0.9%
DaVita, Inc.*                                                        68,400        1,391,940
------------------------------------------------------------------------------------------------

Medical Supply & Specialty 2.6%
Medtronic, Inc.                                                      66,905        2,910,368
Waters Corp.*                                                        34,900        1,248,372
------------------------------------------------------------------------------------------------
                                                                                   4,158,740
------------------------------------------------------------------------------------------------

Pharmaceuticals 6.8%
Andrx Group*                                                        118,600        7,699,512
Biovail Corp.*                                                       71,200        3,303,680
------------------------------------------------------------------------------------------------
                                                                                  11,003,192
------------------------------------------------------------------------------------------------

Manufacturing 0.6%
------------------------------------------------------------------------------------------------

Electrical Products
Nanometrics, Inc.*                                                   53,000          938,630
------------------------------------------------------------------------------------------------

Media 1.2%
------------------------------------------------------------------------------------------------

Broadcasting & Entertainment
Univision Communication, Inc.*                                       42,200          968,490
Viacom, Inc. "B"*                                                    25,606          883,407
------------------------------------------------------------------------------------------------
                                                                                   1,851,897
------------------------------------------------------------------------------------------------

Service Industries 6.9%
------------------------------------------------------------------------------------------------

EDP Services 3.1%
Automatic Data Processing, Inc.                                      17,700          832,608
Fiserv, Inc.*                                                       123,150        4,211,730
------------------------------------------------------------------------------------------------
                                                                                   5,044,338
------------------------------------------------------------------------------------------------

Miscellaneous Commercial Services 2.1%
Paychex, Inc.                                                        89,900        2,832,749
Plexus Corp.*                                                        25,000          589,500
------------------------------------------------------------------------------------------------
                                                                                   3,422,249
------------------------------------------------------------------------------------------------

Printing/Publishing 1.7%
Dow Jones & Co., Inc.                                                58,800        2,671,284
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       19

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------
Technology 30.9%
------------------------------------------------------------------------------------------------

Computer Software 12.4%
BEA Systems, Inc.*                                                   54,600          523,614
Brocade Communications Systems, Inc.*                                49,100          688,873
Check Point Software Technologies Ltd.*                             100,600        2,215,212
Comverse Technologies, Inc.*                                         45,200          925,696
Intuit, Inc.*                                                        94,000        3,365,200
Microsoft Corp.*                                                     93,500        4,784,395
PDF Solutions, Inc.*                                                 60,200          617,050
PeopleSoft, Inc.*                                                   133,700        2,411,948
RSA Security, Inc.*                                                  82,950        1,116,507
SAP AG (ADR)                                                         57,200        1,482,624
Verity, Inc.*                                                       181,700        1,835,170
------------------------------------------------------------------------------------------------
                                                                                  19,966,289
------------------------------------------------------------------------------------------------

EDP Peripherals 5.3%
EMC Corp.*                                                           78,900          927,075
Mercury Interactive Corp.*                                          133,500        2,541,840
Network Appliance, Inc.*                                             99,200          674,560
Symbol Technologies, Inc.                                           407,200        4,271,528
------------------------------------------------------------------------------------------------
                                                                                   8,415,003
------------------------------------------------------------------------------------------------

Electronic Components/Distributors 3.7%
Analog Devices, Inc.*                                                68,500        2,239,950
Applied Micro Circuits Corp.*                                        80,400          561,996
Cisco Systems, Inc.*                                                110,500        1,345,890
Sandisk Corp.*                                                       50,200          494,972
Vishay Intertechnology, Inc.*                                        65,200        1,199,680
------------------------------------------------------------------------------------------------
                                                                                   5,842,488
------------------------------------------------------------------------------------------------

Precision Instruments 2.3%
Cirrus Logic, Inc.*                                                  39,900          296,058
Credence Systems Corp.*                                             162,100        1,953,305
Molecular Devices Corp.*                                             25,500          475,320
Photon Dynamics, Inc.*                                               43,500        1,007,025
------------------------------------------------------------------------------------------------
                                                                                   3,731,708
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       20

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------
Semiconductors 7.2%
Elantec Semiconductor, Inc.*                                         39,200          899,640
Linear Technology Corp.                                              77,900        2,555,120
Microchip Technology, Inc.*                                          54,700        1,465,960
Micron Technology, Inc.*                                             27,800          523,474
Pericom Semiconductor Corp.*                                        127,700        1,775,030
QLogic Corp.*                                                        39,800          756,200
Silicon Storage Technology, Inc.*                                   234,400        1,085,272
Siliconix, Inc.*                                                     11,700          243,009
Teradyne, Inc.*                                                      79,300        1,546,350
Vitesse Semiconductor Corp.*                                         99,300          769,575
------------------------------------------------------------------------------------------------
                                                                                  11,619,630
------------------------------------------------------------------------------------------------

Transportation 0.4%
------------------------------------------------------------------------------------------------

Air Freight
EGL, Inc.*                                                           80,300          712,261
------------------------------------------------------------------------------------------------

Other 3.4%
------------------------------------------------------------------------------------------------
Standard & Poor's 500 Depository Receipt Trust, Series I             52,000        5,430,880
------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $197,767,974)                                         $107,730,545
------------------------------------------------------------------------------------------------

                                                                  Principal
                                                                  Amount ($)       Value ($)
------------------------------------------------------------------------------------------------
Cash Equivalents 32.9%
------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 2.60%**, 10/9/2001                       30,000,000       29,982,667

Zurich Scudder Cash Management QP Trust 3.20%***                 22,939,013       22,939,013
------------------------------------------------------------------------------------------------
Total Cash Equivalents (Cost $52,921,680)                                        $52,921,680
------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $250,689,654) (a)                     $160,652,225
------------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

*** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $251,121,115. At September 30, 2001, net unrealized depreciation for all securities based on tax cost was $90,468,890. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,042,519 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $95,511,409.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $250,689,654)                        $   160,652,225
------------------------------------------------------------------------------------------------
Cash                                                                                    10,000
------------------------------------------------------------------------------------------------
Dividends receivable                                                                   108,587
------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                                        286,560
------------------------------------------------------------------------------------------------
Total assets                                                                       161,057,372
------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                                     1,014,617
------------------------------------------------------------------------------------------------
Accrued management fee                                                                  98,373
------------------------------------------------------------------------------------------------
Accrued reorganization costs                                                             6,083
------------------------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                                      8,805
------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                                    205,031
------------------------------------------------------------------------------------------------
Total liabilities                                                                    1,332,909
------------------------------------------------------------------------------------------------
Net assets, at value                                                           $   159,724,463
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments                      $   (90,037,429)
------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                                (8,208,402)
------------------------------------------------------------------------------------------------
Paid-in capital                                                                    257,970,294
------------------------------------------------------------------------------------------------
Net assets, at value                                                           $   159,724,463
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       22

------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001 (continued)
------------------------------------------------------------------------------------------------

Net Asset Value and Offering Price
------------------------------------------------------------------------------------------------
Class A Shares

Net Asset Value and redemption price per share ($86,342,907 / 7,613,752 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares
authorized)                                                                    $         11.34
------------------------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of $11.34)                       $         12.03
------------------------------------------------------------------------------------------------
Class B Shares

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($54,776,935 / 5,042,904 shares outstanding of
beneficial interest, $.01 par value, unlimited number of shares authorized)    $         10.86
------------------------------------------------------------------------------------------------
Class C Shares

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,604,621 / 1,717,490 shares outstanding of
beneficial interest, $.01 par value, unlimited number of shares authorized)    $         10.83
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       23

------------------------------------------------------------------------------------------------
 Statement of Operations for the year ended September 30, 2001
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,934)                            $       631,139
------------------------------------------------------------------------------------------------
Interest                                                                             3,279,057
------------------------------------------------------------------------------------------------
Total Income                                                                         3,910,196
------------------------------------------------------------------------------------------------
Expenses:
Management fee                                                                       1,265,863
------------------------------------------------------------------------------------------------
Administrative fee                                                                     260,901
------------------------------------------------------------------------------------------------
Services to shareholders                                                             1,336,033
------------------------------------------------------------------------------------------------
Custodian fees                                                                          10,976
------------------------------------------------------------------------------------------------
Distribution service fees                                                            1,335,309
------------------------------------------------------------------------------------------------
Auditing                                                                                20,882
------------------------------------------------------------------------------------------------
Legal                                                                                    2,256
------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                             23,083
------------------------------------------------------------------------------------------------
Reports to shareholders                                                                 77,494
------------------------------------------------------------------------------------------------
Registration fees                                                                       37,603
------------------------------------------------------------------------------------------------
Reorganization                                                                         101,487
------------------------------------------------------------------------------------------------
Other                                                                                   24,243
------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                                            4,496,130
------------------------------------------------------------------------------------------------
Expense reductions                                                                      (9,296)
------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                                             4,486,834
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (576,638)
------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments                                           (8,206,142)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on investments       (144,093,789)
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                        (152,299,931)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  (152,876,569)
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                  Year Ended September 30,

                                                                     2001            2000
------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                   $      (576,638)$      (853,191)
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 (8,206,142)      3,887,693
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (144,093,789)     36,843,446
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   (152,876,569)     39,877,948
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains
  Class A                                                           (1,106,579)             --
------------------------------------------------------------------------------------------------
  Class B                                                             (766,394)             --
------------------------------------------------------------------------------------------------
  Class C                                                             (224,462)             --
------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          226,572,355     271,172,284
------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        2,020,538              --
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (181,489,045)   (117,805,880)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        47,103,848     153,366,404
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (107,870,156)    193,244,352
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  267,594,619      74,350,267
------------------------------------------------------------------------------------------------
Net assets at end of period                                    $   159,724,463 $   267,594,619
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------

Class A

------------------------------------------------------------------------------------------------
 Years Ended September 30,                       2001      2000       1999       1998     1997^a
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $22.88    $15.42   $10.98       $12.60   $ 9.50
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .04^b    (.00)^b,^f (.11)^b    (.02)^b  (.02)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                      (11.41)     7.46       4.55      (1.05)    3.12
------------------------------------------------------------------------------------------------
  Total from investment operations             (11.37)     7.46       4.44      (1.07)    3.10
------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions  (.17)       --         --       (.55)      --
------------------------------------------------------------------------------------------------
Net asset value, end of period                  11.34     22.88      15.42      10.98    12.60
------------------------------------------------------------------------------------------------
Total Return (%)^c                             (49.95)    48.38      40.44^d    (8.67)^d 32.63**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)     86,343   142,256     39,623     21,040   6,289
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  1.51^e    1.40       1.59       1.46     1.49*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   1.51^e    1.40       1.30       1.25     1.49*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         .21      (.01)      (.81)      (.42)    (.35)*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        44       101      125       190         364*
------------------------------------------------------------------------------------------------

^a For the period December 31, 1996 (commencement of operations) to September 30, 1997.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 1.47%. (See Notes to Financial Statements)

^f   Less than $0.005 per share

*    Annualized

**   Not annualized

Class B

------------------------------------------------------------------------------------------------
 Years Ended September 30,                      2001        2000     1999     1998      1997^a
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $22.14      $15.06   $10.83   $12.52    $ 9.50
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                  (.12)^b     (.20)^b  (.24)^b  (.04)^b   (.08)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                     (10.99)       7.28     4.47    (1.10)     3.10
------------------------------------------------------------------------------------------------
  Total from investment operations            (11.11)       7.08     4.23    (1.14)     3.02
------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions (.17)         --       --     (.55)       --
------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.86      $22.14   $15.06   $10.83    $12.52
------------------------------------------------------------------------------------------------
Total Return (%)^c                            (50.45)      47.01    39.06^d  (9.30)^d  31.79**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)    54,777      97,851   27,688   13,575     4,132
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%) 2.48^e      2.33     2.77     2.81      2.41*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%  2.48^e       2.32     2.17     2.12      2.41*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (.75)       (.95)   (1.68)   (1.29)    (1.27)*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       44         101      125      190       364*
------------------------------------------------------------------------------------------------

^a For the period December 31, 1996 (commencement of operations) to September 30, 1997.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 2.41%. (See Notes to Financial Statements)

*    Annualized

**   Not annualized

Class C

------------------------------------------------------------------------------------------------
 Years Ended September 30,                      2001        2000     1999     1998      1997^a
------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $22.11     $15.06   $10.84   $12.53    $ 9.50
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                  (.15)^b     (.22)^b  (.25)^b  (.04)^b   (.07)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                     (10.96)       7.27     4.47    (1.10)     3.10
------------------------------------------------------------------------------------------------
  Total from investment operations            (11.11)       7.05     4.22    (1.14)     3.03
------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transaction  (.17)         --       --     (.55)       --
------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.83      $22.11   $15.06   $10.84    $12.53
------------------------------------------------------------------------------------------------
Total Return (%)^c                            (50.52)      46.81    38.93^d  (9.29)^d  31.89**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)    18,605      27,487    7,039    2,717     1,188
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%) 2.62^e      2.44     2.96     2.76      2.19*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)  2.62^e      2.43     2.30     2.10      2.19*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (.92)      (1.05)   (1.81)   (1.27)    (1.05)*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       44         101      125      190       364*
------------------------------------------------------------------------------------------------

^a For the period December 31, 1996 (commencement of operations) to September 30, 1997.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 2.57%. (See Notes to Financial Statements)

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Aggressive Growth Fund, formerly Kemper Aggressive Growth Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (no sales through September 30, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001 the Fund had a net tax basis capital loss carry forward of approximately $1,684,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009, the expiration date.

In addition, from November 1, 2000 through September 30, 2001 the Fund incurred approximately $6,093,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2001, purchase and sales of investment securities (excluding short-term instruments) aggregated $145,886,877 and $69,976,518, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investment, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, has initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 25, 2001. The terms of the newly adopted and pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.65% of average daily net assets which is then adjusted upward or downward by a maximum of 0.20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock Index.

For the year ended September 30, 2001 the Fund incurred a management fee as follows:

Base fee                                                      $  1,531,153
--------------------------------------------------------------------------------
Performance adjustment                                            (265,290)
--------------------------------------------------------------------------------
Total fees                                                    $  1,265,863
--------------------------------------------------------------------------------


On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's UK operations, Threadneedle Investments, which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Administrative Fee. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, and 0.500% of average daily net assets of Class A, B and C shares, respectively, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under these arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 25, 2001 through September 30, 2001, the Administrative Fee was as follows:

                                                                    Unpaid at
                                                                  September 30,
Administrative Fee                              Total Aggregated      2001
--------------------------------------------------------------------------------
Class A                                         $    134,951    $     41,347
--------------------------------------------------------------------------------
Class B                                               96,039          29,189
--------------------------------------------------------------------------------
Class C                                               29,911           9,290
--------------------------------------------------------------------------------
                                                $    260,901    $     79,826
--------------------------------------------------------------------------------


Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the period from October 1, 2000 through June 24, 2001, the amount charged to Class A, B and C shares by SISC aggregated $471,175, $412,640 and $140,795, respectively, of which $1,865 was unpaid at September 30, 2001.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2001, the Distribution Fee was as follows:

                                                                    Unpaid at
                                                                  September 30,
Distribution Fee                                Total Aggregated      2001
--------------------------------------------------------------------------------
Class B                                       $       607,834 $        38,561
--------------------------------------------------------------------------------
Class C                                               183,317          12,461
--------------------------------------------------------------------------------
                                              $       791,151 $        51,022
--------------------------------------------------------------------------------

Effective June 25, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended September 30, 2001, the Service Fee was as follows:

                                                                    Unpaid at
                                                                  September 30,
Service Fee                                     Total Aggregated      2001
--------------------------------------------------------------------------------
Class A                                       $     280,441   $        13,031
--------------------------------------------------------------------------------
Class B                                             202,611            14,880
--------------------------------------------------------------------------------
Class C                                              61,106             4,321
--------------------------------------------------------------------------------
                                              $     544,158   $        32,232
--------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales charge. SDI is the principal underwriter for Class A, B, and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2001 aggregated $46,404.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended September 30, 2001, the CDSC for Class B and C shares were $192,591 and $3,036, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2001 Trustees' fees and expenses for the

Fund aggregated $13,425. In addition, a one-time fee of $9,658 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Advisor benefited from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,829 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2001, totaled $457,208 and are reflected as dividend income on the Statement of Operations.

 D. Share Transactions
The following table summarizes share and dollar activity in the Fund:

                                         Year Ended                       Year Ended
                                     September 30, 2001               September 30, 2000
------------------------------------------------------------------------------------------------
                                   Shares           Amount          Shares          Amount
------------------------------------------------------------------------------------------------

Shares sold
------------------------------------------------------------------------------------------------
Class A                         10,023,177     $170,436,284       7,750,723    $172,184,596
------------------------------------------------------------------------------------------------
Class B                          2,300,638       38,914,602       3,416,930      73,730,231
------------------------------------------------------------------------------------------------
Class C                          1,038,586       17,221,469       1,180,506      25,257,457
------------------------------------------------------------------------------------------------
                                               $226,572,355                    $271,172,284
------------------------------------------------------------------------------------------------

Shares issued in reinvestment of dividends
------------------------------------------------------------------------------------------------
Class A                             61,531     $  1,076,180              --    $         --
------------------------------------------------------------------------------------------------
Class B                             43,002          725,874              --              --
------------------------------------------------------------------------------------------------
Class C                             12,959          218,484              --              --
------------------------------------------------------------------------------------------------
                                               $  2,020,538                    $
------------------------------------------------------------------------------------------------

Shares redeemed
------------------------------------------------------------------------------------------------
Class A                         (8,687,646)   $(144,821,194)     (4,104,111)   $(91,604,115)
------------------------------------------------------------------------------------------------
Class B                         (1,720,146)     (27,294,083)       (835,992)    (17,757,982)
------------------------------------------------------------------------------------------------
Class C                           (577,216)      (9,373,768)       (404,657)     (8,443,783)
------------------------------------------------------------------------------------------------
                                              $(181,489,045)                  $(117,805,880)
------------------------------------------------------------------------------------------------

                                       34

Net increase (decrease)
------------------------------------------------------------------------------------------------
Class A                          1,397,062     $ 26,691,270       3,646,612    $ 80,580,481
------------------------------------------------------------------------------------------------
Class B                            623,494       12,346,393       2,580,938      55,972,249
------------------------------------------------------------------------------------------------
Class C                            474,329        8,066,185         775,849      16,813,674
------------------------------------------------------------------------------------------------
                                               $ 47,103,848                    $153,366,404
------------------------------------------------------------------------------------------------

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from October 1, 2000 through June 25, 2001, the Fund's custodian fees were reduced by $501. For the period from June 26, 2001 through September 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $57 for custodian credits earned. Prior to June 25, 2001, transfer agent fees were reduced by $3,909. Effective June 25, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

G. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of Scudder Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Aggressive Growth Fund, formerly Kemper Aggressive Growth Fund, (the "Fund"), as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Aggressive Growth Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                       /s/Ernst & Young LLP
November 9, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $.165 per share from net long-term capital gains during its year ended September 30, 2001, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Aggressive Growth Fund (the "fund"), was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

                                                    Number of Votes:
                         -----------------------------------------------------------------------
Trustee                            For                  Withheld           Broker Non-Votes*
------------------------------------------------------------------------------------------------
John W. Ballantine              5,973,292                140,728                   0
------------------------------------------------------------------------------------------------
Lewis A. Burnham                5,961,668                152,352                   0
------------------------------------------------------------------------------------------------
Mark S. Casady                  5,957,824                156,196                   0
------------------------------------------------------------------------------------------------
Linda C. Coughlin               5,960,126                153,894                   0
------------------------------------------------------------------------------------------------
Donald L. Dunaway               5,965,020                148,100                   0
------------------------------------------------------------------------------------------------
James R. Edgar                  5,976,316                137,704                   0
------------------------------------------------------------------------------------------------
William F. Glavin               5,977,363                136,657                   0
------------------------------------------------------------------------------------------------
Robert B. Hoffman               5,963,517                150,503                   0
------------------------------------------------------------------------------------------------
Shirley D. Peterson             5,975,322                138,698                   0
------------------------------------------------------------------------------------------------
Fred B. Renwick                 5,962,287                151,733                   0
------------------------------------------------------------------------------------------------
William P. Sommers              5,963,010                151,010                   0
------------------------------------------------------------------------------------------------
John G. Weithers                5,962,130                151,890                   0
------------------------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

           Affirmative            Against                Abstain
--------------------------------------------------------------------------------
            5,896,861             79,675                 137,484
--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

A Special Meeting of Shareholders (the "Meeting") of Scudder Aggressive Growth Fund (the "fund"), was held on Thursday, June 21, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

Class A

3. To approve a Rule 12b-1 Plan:

           Affirmative                       Against              Abstain
--------------------------------------------------------------------------------
            3,995,707                        84,364                97,069
--------------------------------------------------------------------------------

Class B

3. To approve an Amended and Restated 12b-1 Plan:

           Affirmative                       Against              Abstain
--------------------------------------------------------------------------------
            2,612,520                        57,218               104,795
--------------------------------------------------------------------------------

Class C

3. To approve an Amended and Restated 12b-1 Plan:

           Affirmative                       Against              Abstain
--------------------------------------------------------------------------------
             743,888                         11,267                37,902
--------------------------------------------------------------------------------

Officers and Trustees
--------------------------------------------------------------------------------


TRUSTEES

John W. Ballantine
   Trustee

Lewis A. Burnham
   Trustee

Mark S. Casady
   Trustee and President

Linda C. Coughlin
   Chairperson, Trustee and
   Vice President

Donald L. Dunaway
   Trustee

James R. Edgar
   Trustee

William F. Glavin, Jr.
   Trustee

Robert B. Hoffman
   Trustee

Shirley D. Peterson
   Trustee

Fred B. Renwick
   Trustee

William P. Sommers
   Trustee

John G. Weithers
   Trustee
OFFICERS

Philip J. Collora
   Vice President and
   Assistant Secretary

Sewall Hodges
   Vice President

Kathryn L. Quirk
   Vice President

Linda J. Wondrack
   Vice President

John R. Hebble
   Treasurer

Thomas Lally
   Assistant Treasurer

Brenda Lyons
   Assistant Treasurer

John Millette
   Secretary

Caroline Pearson
   Assistant Secretary

Investment Products and Services
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Scudder Funds
------------------------------------------------------------------------------------------------

Core                                           Global/International
   Scudder Blue Chip Fund                         Scudder Emerging Markets Growth Fund
   Scudder Focus Value+Growth Fund                Scudder Emerging Markets Income Fund
   Scudder Growth and Income Fund                 Scudder Global Fund
   Scudder Research Fund                          Scudder Global Bond Fund
   Scudder S&P 500 Stock Fund                     Scudder Global Discovery Fund
   Scudder Select 500 Fund                        Scudder Greater Europe Growth Fund
   Scudder Small Company Stock Fund               Scudder International Fund
   Scudder Target 2011 Fund                       Scudder International Research Fund
   Scudder Total Return Fund                      Scudder Latin America Fund
                                                  Scudder New Europe Fund
Growth                                            Scudder Pacific Opportunities Fund
   Scudder 21st Century Growth Fund               The Japan Fund, Inc.
   Scudder Aggressive Growth Fund
   Scudder Capital Growth Fund                 Income
   Scudder Dynamic Growth Fund                    Scudder Cash Reserves Fund
   Scudder Focus Growth Fund                      Scudder Floating Rate Fund
   Scudder Growth Fund                            Scudder High-Yield Fund
   Scudder Large Company Growth Fund              Scudder High-Yield Opportunity Fund
   Scudder Select 1000 Growth Fund                Scudder Income Fund
                                                  Scudder Short-Term Bond Fund
Value                                             Scudder Strategic Income Fund
   Scudder Contrarian Fund                        Scudder U.S. Government Securities Fund
   Scudder Dividend & Growth Fund
   Scudder-Dreman High Return Equity Fund      Tax-Free Income
   Scudder Large Company Value Fund               Scudder California Tax-Free Income Fund
   Scudder Small Cap Value Fund                   Scudder Florida Tax-Free Income Fund
                                                  Scudder High-Yield Tax-Free Fund
Sector                                            Scudder Managed Municipal Bonds
   Scudder-Dreman Financial Services Fund         Scudder Massachusetts Tax-Free Fund
   Scudder Gold Fund                              Scudder Medium-Term Tax-Free Fund
   Scudder Health Care Fund                       Scudder New York Tax-Free IncomeFund
   Scudder Technology Fund
   Scudder Technology Innovation Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
----------------------------------------------------------------------------------------

Retirement Programs                              Education Accounts

   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

----------------------------------------------------------------------------------------
 Closed-End Funds
----------------------------------------------------------------------------------------

   The Argentina Fund, Inc.                     Scudder High Income Trust
   The Brazil Fund, Inc.                        Scudder Intermediate Government Trust
   The Korea Fund, Inc.                         Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.    Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.        Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                  Scudder Municipal Income Trust

----------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      222 North LaSalle Street
                      Chicago, IL 60601
--------------------------------------------------------------------------------
        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------
      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02109
--------------------------------------------------------------------------------
        Independent   Ernst & Young LLP
        Accountants
                      200 Clarendon Street
                      Boston, MA 02116
--------------------------------------------------------------------------------
          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

                                   SCUDDER
                                   INVESTMENTS

                                   222 South Riverside Plaza
                                   Chicago, IL 60606-5808













                                   A member of [LOGO] Zurich Scudder Investments